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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

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Entity Name                                                            Jurisdiction
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
Six Flags Operations Inc.                                              Delaware
Six Flags Theme Parks Inc.                                             Delaware
Aurora Campground, Inc.                                                Ohio
Indiana Parks, Inc.                                                    Indiana
Ohio Campgrounds Inc.                                                  Ohio
Park Management Corp.                                                  California
Premier Waterworld Concord Inc.                                        California
Premier Waterworld Sacramento Inc.                                     California
Tierco Maryland, Inc.                                                  Delaware
Tierco Water Park, Inc.                                                Oklahoma
Funtime Parks, Inc.                                                    Delaware
Funtime Inc.                                                           Ohio
Parc Six Flags Montreal Inc.                                           Canada
Parc Six Flags Montreal, S.E.C.                                        Canada
Premier Parks of Colorado Inc.                                         Colorado
Wyandot Lake, Inc.                                                     Ohio
Darien Lake Theme Park and Camping Resort, Inc.                        New York
Elitch Gardens L.P.                                                    Colorado
Ohio Hotel LLC                                                         Delaware
Great Escape Holding Inc.                                              New York
Great Escape Theme Park LLC                                            New York
Great Escape LLC                                                       New York
Enchanted Parks, Inc.                                                  Washington
Frontier City Properties, Inc.                                         Oklahoma
Frontier City Partners Limited Partnership                             Oklahoma
Stuart Amusement Company                                               Massachusetts
Riverside Park Enterprises, Inc.                                       Massachusetts
KKI, LLC                                                               Delaware
Premier International Holdings Inc.                                    Delaware
Walibi S.A.                                                            Belgium
Gespark S.P.R.L.                                                       Belgium
Immoflor B.V.B.A.                                                      Belgium
Bellewaerde Park B.V.B.A.                                              Belgium
Historium Musee de Cire de Bruxelles S.A.                              Belgium
Premier Financial Services - Centre de Coordination S.P.R.L.           Belgium
Avenir Land S.A.S.                                                     France
Cofilo S.A.R.L.                                                        France
Parc Agen S.A.S.                                                       France
Parc Lorrain S.A.S.                                                    France
Six Flags Holland B.V.                                                 Netherlands

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Entity Name                                                            Jurisdiction
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
Andis B.V.                                                             Netherlands
Movie World GP GmbH                                                    Germany
Movie World GmbH & Co. KG                                              Germany
Movie World Holding GmbH                                               Germany
Premier Parks Holdings Inc.                                            Delaware
Reino Aventura, S.A. de C.V.                                           Mexico
Ventas y Servicios al Consumidor S.A. de C.V.                          Mexico
SFTP Inc.                                                              Delaware
SF Partnership                                                         Delaware
SFTP San Antonio GP, Inc.                                              Delaware
Six Flags San Antonio, L.P.                                            Delaware
SFTP San Antonio, Inc.                                                 Delaware
San Antonio Park GP, LLC                                               Delaware
San Antonio Theme Park L.P.                                            Delaware
SFTP San Antonio II, Inc.                                              Delaware
Fiesta Texas, Inc.                                                     Delaware
Flags Beverages, Inc.                                                  Texas
Fiesta Texas Hospitality LLC                                           Texas
SF Splashtown GP Inc.                                                  Texas
Six Flags Spashtown L.P.                                               Delaware
SF Splashtown Inc.                                                     Delaware
MWM Holdings Inc.                                                      Delaware
MWM Management LLC                                                     Delaware
MWM Ancillary Services s.l.                                            Spain
Six Flags Events Holding Corp.                                         Delaware
Six Flags Events L.P.                                                  Delaware
Six Flags Events Inc.                                                  Texas
Six Flags Services, Inc.                                               Delaware
Six Flags Services of Illinois, Inc.                                   Delaware
Six Flags Services of Missouri, Inc.                                   Delaware
Six Flags Services of Texas, Inc.                                      Delaware
PPZ Inc.                                                               Delaware
AstroWorld LP                                                          Delaware
AstroWorld GP LLC                                                      Delaware
AstroWorld LP LLC                                                      Delaware
Hurricane Harbor LP                                                    Delaware
Hurricane Harbor GP LLC                                                Delaware
Hurricane Harbor LP LLC                                                Delaware
GP Holdings Inc.                                                       Delaware
PP Data Services Inc.                                                  Texas
Premier Parks Capital LLC                                              Delaware
Six Flags Over Georgia, Inc.                                           Delaware
SFOG II, Inc.                                                          Delaware
Six Flags Over Georgia II, L.P.                                        Delaware

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Entity Name                                                            Jurisdiction
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
SFOG Acquisition Company LLC                                           Delaware
SFOG II Employee, Inc.                                                 Delaware
SFOT II Holdings, LLC                                                  Delaware
SFT Holdings, Inc.                                                     Delaware
Six Flags Over Texas, Inc.                                             Delaware
Texas Flags, Ltd.                                                      Delaware
SFG Holdings, Inc.                                                     Delaware
SFOT Employee, Inc.                                                    Delaware
SFOG Acquisition A Holdings, Inc.                                      Delaware
SFOG Acquisition B Holdings, Inc.                                      Delaware
SFOG Acquisition A, Inc.                                               Delaware
SFOG Acquisition B, L.L.C.                                             Delaware
SFOT Acquisition I Holdings, Inc.                                      Delaware
SFOT Acquisition II Holdings, Inc.                                     Delaware
SFOT Acquisition I, Inc.                                               Delaware
SFOT Acquisition II, Inc.                                              Delaware
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